                                                                    EXHIBIT 99.2

                           CERTIFICATION PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
                            (18 U.S.C. SECTION 1350)



In connection with the Quarterly Encore Wire Corporation (the "Company") on Form 10-Q for the quarterly period ended September 30, 2002 (the "Report"), I, Frank
J. Bilban, Vice President - Finance, Chief Financial Officer, Treasurer and Secretary of the Company, certify pursuant to 18 U.S.C. 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to my knowledge:

         1. The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and

         2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.




Date: November 13, 2002


                                             /s/ FRANK J. BILBAN
                             --------------------------------------------------
                                               Frank J. Bilban
                             Vice President - Finance, Chief Financial Officer,
                                           Treasurer and Secretary